Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of BioSource International, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission (the “10-Q Report”) that, to the best of the undersigned’s knowledge:

(1)	the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 1, 2004	/s/	TERRANCE J. BIEKER

Terrance J. Bieker
President and Chief Executive Officer

Date: November 1, 2004	/s/	Alan I. Edrick

Alan I. Edrick
Executive Vice President and
Chief Financial Officer